EXECUTION

AGREEMENT AND AMENDMENT NO. 5 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This Agreement and Amendment No. 5 to Second Amended and Restated Credit Agreement (this “Agreement”) dated as of March 10, 2016 is among Holly Energy Partners – Operating, L.P., a Delaware limited partnership (the “Borrower”), the Guarantors (as defined below), the parties that are “Lenders” prior to the effectiveness of this Agreement under and as defined in the Credit Agreement referred to below (the “Existing Lenders”), the parties that are New Lenders (as defined below; and together with the Existing Lenders, the “Lenders” and individually, a “Lender”), Wells Fargo Bank, National Association, as administrative agent for such Lenders (in such capacity, the “Administrative Agent”) and as an Issuing Bank.
RECITALS
A.    The Borrower, the Existing Lenders, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of February 14, 2011, as amended by that certain Agreement and Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of February 3, 2012, as amended by that certain Agreement and Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of June 29, 2012, as amended by that certain Agreement and Amendment No. 3 to Second Amended and Restated Credit Agreement and Amendment No. 1 to Second Amended and Restated Security Agreement dated as of November 22, 2013 and as amended by that certain Agreement and Amendment No. 4 to Second Amended and Restated Credit Agreement dated as of April 28, 2015 (as amended and as the same may be further amended, modified or supplemented from time to time, the “Credit Agreement”).
B.    In connection with such Credit Agreement, certain Subsidiaries of the Borrower executed and delivered that certain Second Amended and Restated Guaranty dated as of February 14, 2011, and Cheyenne Logistics LLC, a Delaware limited liability company, and El Dorado Logistics LLC, a Delaware limited liability company, each joined as guarantors pursuant to that certain Second Amended and Restated Guaranty Agreement Supplement No. 1 dated as of December 15, 2011, HEP UNEV Holdings LLC, a Delaware limited liability company, and HEP UNEV Pipeline LLC, a Delaware limited liability company, each joined as guarantors pursuant to that certain Second Amended and Restated Guaranty Agreement Supplement No. 2 dated as of August 10, 2012, HEP El Dorado LLC, a Delaware limited liability company, joined as a guarantor pursuant to that certain Second Amended and Restated Guaranty Agreement Supplement No. 3 dated as of April 3, 2015, HEP Casper SLC LLC, a Delaware limited liability company, joined as a guarantor pursuant to that certain Second Amended and Restated Guaranty Agreement Supplement No. 4 dated as of September 28, 2015, El Dorado Operating LLC, a Delaware limited liability company, joined as a guarantor pursuant to that certain Second Amended and Restated Guaranty Agreement Supplement No. 5 dated as of November 24, 2015 and El Dorado Osage LLC, a Delaware limited liability company, joined as a guarantor pursuant to that certain Second Amended and Restated Guaranty Agreement Supplement No. 6 dated as of the date hereof (as the same may be further amended, modified or

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004255 000190 16750485.11

supplemented from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined in the Guaranty) pursuant to which they each became a Guarantor.
C.    The Borrower has requested an increase in the aggregate Commitment under, and as defined in, the Credit Agreement.
D.    To effect the increase to the Commitment and subject to the terms set forth herein, certain Existing Lenders have agreed to increase their respective Commitments and certain other financial institutions have agreed to enter into the Credit Agreement as Lenders (such new lenders being referred to herein as “New Lenders”).
E.    The Borrower has also requested that the Existing Lenders and the New Lenders amend the Credit Agreement to make certain other changes to the Credit Agreement.
THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01    Terms Defined Above. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.
Section 1.02    Terms Defined in the Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
Section 1.03    Other Definitional Provisions. The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement. Section, subsection and Schedule references herein are to such Sections, subsections and Schedules to this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the schedules hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or schedules, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

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ARTICLE II
NEW LENDER AGREEMENTS
Section 2.01    New Lender Agreements. Each New Lender:
(a)    represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to become a Lender under the Credit Agreement;
(b)    agrees that, from and after the Effective Date (as herein defined), it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, subject to its Commitment, shall have the obligations of a Lender thereunder;
(c)    represents and warrants that it is sophisticated with respect to decisions to enter into the Credit Agreement as a Lender and either it, or the person exercising discretion in making its decision to enter into the Credit Agreement, is experienced in making credit decisions as a lender in the type of transaction evidenced by the Credit Agreement;
(d)    represents and warrants that it has received a copy of the Credit Agreement and such other Credit Documents it has requested, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.06 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and the Credit Agreement;
(e)    represents and warrants that it has, independently and without reliance upon the Administrative Agent or any other Existing Lender or New Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement;
(f)    if it is not incorporated under the laws of the United States of America or a state thereof, has delivered or shall deliver simultaneously with the execution of this Agreement, any documentation required to be delivered by it as a Lender pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender;
(g)    agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Existing Lender or New Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender;
(h)    appoints and authorizes Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Documents as are delegated to the Administrative Agent thereby, together with such powers and discretion as are reasonably incidental thereto; and

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(i)    specifies as its Applicable Lending Office and (address for notices) the office(s) set forth beside its name on Schedule 1.01(b) attached hereto.
ARTICLE III
AMENDMENTS
Section 3.01    Amendment to Credit Agreement. Effective as of the Effective Date, the Credit Agreement shall hereby be amended as follows:
(a)    The following definitions found in Section 1.01 (Certain Defined Terms) of the Credit Agreement are hereby amended to read in their entirety as follows:
“Agreement” means this Second Amended and Restated Credit Agreement dated as of February 14, 2011 among the Borrower, the Lenders, the Issuing Banks and the Administrative Agent, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and Amendment No. 5 and as it may be further amended, modified, restated, renewed, extended, increased or supplemented from time‑to‑time.
“Applicable Margin” means, as of any date of determination, the following percentages determined as a function of the Borrower’s Total Leverage Ratio:

Total Leverage Ratio	Eurodollar Rate Advances	Alternate Base Rate Advances	Commitment Fees	Letter of Credit Fees
> 4.75	2.75%	1.75%	0.50%	2.75%
≤ 4.75 but > 4.25	2.50%	1.50%	0.50%	2.50%
≤ 4.25 but > 3.75	2.25%	1.25%	0.375%	2.25%
≤ 3.75 but > 3.25	2.00%	1.00%	0.375%	2.00%
≤ 3.25	1.75%	0.75%	0.300%	1.75%

For purposes of determining the Applicable Margin, the Total Leverage Ratio shall be determined from the financial statements of the Limited Partner and its Subsidiaries most recently delivered pursuant to Section 5.06(b) or Section 5.06(c), as the case may be, and certified to by a Responsible Officer in accordance with such Sections. Any change in the Applicable Margin shall be effective the day after the date of delivery of the financial statements pursuant to Section 5.06(b) or Section 5.06(c), as the case may be, and receipt by the Administrative Agent of the Compliance Certificate required by such Sections. If the Borrower fails to deliver any financial statements within the times specified in Section 5.06(b) or 5.06(c), as the case may be, such ratio shall be deemed to be greater than 4.75 to 1.00 from the day after the date such financial statements should have been delivered until the Borrower delivers such financial statements and the accompanying Compliance Certificate to the Administrative Agent.

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“Credit Documents” means, collectively, this Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, the Notes, the Security Documents, the Guaranties, the Letter of Credit Documents, the Fee Letters, the Amendment No. 1 Fee Letter, the Amendment No. 2 Fee Letter, the Amendment No. 3 Fee Letter, the Amendment No. 4 Fee Letter, the Amendment No. 5 Fee Letter and each other agreement, instrument or document executed at any time in connection with the foregoing documents, as each such Credit Document may be amended, modified or supplemented from time-to-time; provided, however, that in no event shall any agreement in respect of Banking Services Obligations or any Lender Hedging Agreement constitute a Credit Document hereunder.
“Defaulting Lender” means, subject to Section 2.17(b), any Lender that (a) as reasonably determined by the Administrative Agent has failed to perform any of its funding or payment obligations hereunder, including in respect of its Advances or participations in respect of Letters of Credit, within three Business Day of the date required to be funded by it hereunder, (b) has notified the Borrower, the Administrative Agent or any Lender in writing or has made a public statement to the effect that it does not intend or expect to comply with its funding obligations hereunder or under other agreements in which it commits to extend credit, (c) as reasonably determined by the Administrative Agent has failed, within three Business Day after request by the Administrative Agent or the Borrower, to provide certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective loans and participations in then outstanding Letters of Credit; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such certification in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a Bail-In Action, (ii) become the subject of a proceeding under any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws effecting creditors’ rights generally, (iii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iv) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.
“Eligible Assignee” means any commercial bank or other financial institution approved by the Administrative Agent and, if no Default or Event of Default shall have occurred and be continuing, the Borrower, which approval in

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each case shall not be unreasonably withheld, delayed or conditioned; provided, no Defaulting Lender nor any of its Affiliates shall be an Eligible Assignee; provided further, no natural Person (or a holding company, investment vehicle, trust for, or owned and operated for the benefit of, a natural Person) shall be an Eligible Assignee.
“Future Holdco” means the Frontier JV Holdco, the Osage JV Holdco or any other Subsidiary of the Borrower or the Limited Partner formed to hold an Equity Interest in another joint venture (other than UNEV JV, the Joint Venture or Plains JV) pursuant to an Investment made in accordance with Section 6.06(g).
“Future JV” means the Frontier JV, the Osage JV or another joint venture formed by a Future Holdco and one or more third parties after the date of this Agreement in accordance with Section 6.06(g).
“Lender” means a party to this Agreement that (a) became a party hereto as a lender on the date hereof, (b) is identified as a “New Lender” (as defined in Amendment No. 1) entering into this Agreement under and as provided in Amendment No. 1, (c) is identified as a “New Lender” (as defined in Amendment No. 2) entering into this Agreement under and as provided in Amendment No. 2, (d) is identified as a “New Lender” (as defined in Amendment No. 4) entering into this Agreement under and as provided in Amendment No. 4, (e) is identified as a “New Lender” (as defined in Amendment No. 5) entering into this Agreement under and as provided in Amendment No. 5, or (f) is an Eligible Assignee or an Approved Affiliate that became a party hereto pursuant to Sections 2.14, 2.15 or 9.05.
“Net Tangible Assets” means, the total assets of a Person, minus (a) all current liabilities (excluding (i) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed and (ii) current maturities of long-term debt) and (b) the value (net of any applicable reserves) of all goodwill, trade names, trademarks, patents and other intangible assets, all as set forth, or on a pro forma basis would be set forth, on the consolidated balance sheet of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed fiscal quarter, prepared in accordance with GAAP.
(b)    The following new definitions are added to Section 1.01 (Certain Defined Terms) of the Credit Agreement to appear therein in alphabetical order:
“Amendment No. 5” means that certain Agreement and Amendment No. 5 to Second Amended and Restated Credit Agreement dated as of March 10, 2016, among the Borrower, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, a Lender and an Issuing Bank, and all of the Lenders party thereto (including each Person identified as a “New Lender” (as defined in Amendment No. 5) entering into this Agreement under and as provided in Amendment No. 5).

Amendment No. 5
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“Amendment No. 5 Fee Letter” means the fee letter agreement, dated February 22, 2016, between the Borrower and Wells Fargo Securities, LLC and Wells Fargo.
“Anti-Terrorism Law” means any Legal Requirement related to money laundering or financing terrorism including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act ("USA PATRIOT Act") of 2001 (Title III of Pub. L. 107-56), The Currency and Foreign Transactions Reporting Act (also known as the "Bank Secrecy Act", 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) and Executive Order 13224 (effective September 24, 2001).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.
“Indemnified Liabilities” has the meaning set forth in Section 9.07

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“Frontier JV” means a joint venture company formed to own the Frontier Pipeline.
“Frontier JV Holdco” means HEP Casper SLC LLC, a Delaware limited liability company, which directly holds the Equity Interests in the Frontier JV.
“Frontier Pipeline” means the approximately 289 mile pipeline system for the shipment of crude oil from Casper, WY to Frontier Station, UT.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Osage JV” means the joint venture company formed to own the Osage Pipeline.
“Osage JV Holdco” means El Dorado Osage LLC, a Delaware limited liability company, which directly holds the Equity Interests in the Osage JV.
“Osage Pipeline” means the approximately 130-mile pipeline system for the shipment of crude oil from Cushing, OK to El Dorado, KS.
“Sanctioned Country” has the meaning specified in Section 4.25(a).
“Sanctioned Person” has the meaning specified in Section 4.25(a).
“Sanctions” means any comprehensive economic or financial sanctions or trade embargoes enacted, administered, imposed or enforced by the U.S. government, including those administered by OFAC or the U.S. Department of State.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(d)    Clause (i) of Section 2.11(a) of the Credit Agreement is deleted and the following is substituted therefor:
“(i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation occurring on or after the date of this Agreement (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any regulations pursuant thereto and all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, regardless of when enacted, adopted or issued) or”

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(e)    The phrase “including, without limitation the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act (whether or not having the force of law)” in the first sentence of Section 2.11(b) of the Credit Agreement is deleted and the following is substituted therefor:
“including, without limitation, the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act (whether or not having the force of law) and any requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III (whether or not having the force of law)”
(f)    The phrase “to purchase for cash the Advances” in clause (c) of the proviso in the first sentence of Section 2.15 of the Credit Agreement is deleted and replaced by the phrase “to purchase for cash at par the Advances”.
(g)    Each reference to the phrase “Effective Date” in Section 4.01(c) of the Credit Agreement is deleted and replaced by the phrase “Amendment No. 5 Effective Date”.
(h)    Section 4.01(d) of the Credit Agreement is deleted in its entirety.
(i)    The phrase “date hereof” in Section 4.22(b) of the Credit Agreement is deleted and replaced by the phrase “Amendment No. 5 Effective Date”.
(j)    The following new Section 4.24 is added to the Credit Agreement to read in its entirety as follows:

“Section 4.24 Foreign Corrupt Practices: Anti-Terrorism Laws.

(a)None of the Loan Parties or their Subsidiaries, nor to the knowledge of any Loan Party or any of its Subsidiaries, (x) any director, officer, or employee of any of the Loan Parties or their Subsidiaries or (y) any agent of the Loan Parties or their subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, (i) is aware of or has taken any action, directly or indirectly, that would result in a material violation by such Persons of (1) the FCPA, including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or (2) any Anti-Terrorism Laws, or (ii) has engaged in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of prohibited offenses designated by the Organization for Economic Co-operation and Development's Financial Action Task Force on Money Laundering.

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(b)The Loan Parties, their Subsidiaries and their Affiliates have conducted their business in material compliance with the FCPA and have instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
(k)    The following new Section 4.25 is added to the Credit Agreement to read in its entirety as follows:

“Section 4.25 OFAC.

(a)None of the Loan Parties or their Subsidiaries, nor to the knowledge of any Loan Party or any of its Subsidiaries, (x) any director, officer, or employee of any of the Loan Parties or their Subsidiaries or (y) any agent of the Loan Parties or their Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is an individual or entity, that is, or is owned or controlled by Persons that are: (i) the subject/target of any Sanctions (a “Sanctioned Person”) or (ii) located, organized or resident in a country or territory that is the subject of Sanctions broadly prohibiting dealings with such country or territory (a “Sanctioned Country”), including, without limitation, Cuba, Iran, Burma, North Korea, Sudan and Syria; and
(b)The Borrower will not directly or, to the knowledge of the Borrower, indirectly, use the proceeds of any Advance made or Letter of Credit issued hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, a Sanctioned Person or Sanctioned Country to the extent that any such activity or business, or the funding of any such activity or business, would be in violation of any Sanctions or prohibited for a U.S. Person pursuant to any Sanctions.”
(l)    The phrase “clauses (a), (d), (e), (f) or (g) of Section 6.06” in Section 6.04(b)(iv) of the Credit Agreement is deleted and replaced by the phrase “clauses (a), (d), (e), (f), (g), (m) or (n) of Section 6.06”.
(m)    The phrase “clause (d), (e), (f) or (g) of Section 6.06” in Section 6.04(b)(v) of the Credit Agreement is deleted and replaced by the phrase “clause (d), (e), (f), (g), (i), (m) or (n) of Section 6.06”.
(n)     The phrase “Amendment No. 3 Effective Date” in Section 6.06(i) of the Credit Agreement is deleted and replaced by the phrase “Amendment No. 5 Effective Date”.
(o)The word “and” at the end of Section 6.06(k) of the Credit Agreement is deleted and the period at the end of Section 6.06(l) of the Credit Agreement is deleted and replaced by a semicolon and the following new subsections 6.06(m) and (n) are added to the Credit Agreement to read in their entirety as follows:

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“(m)    Investments by the Borrower, any of its Subsidiaries or any Holdco Entity in the Frontier JV made in cash and/or other Property of the Borrower, any of its Subsidiaries or any Holdco Entity; provided that (i) the Borrower has cash, Liquid Investments and availability under this Agreement of at least $25,000,000 and (ii) after giving effect to such Investment on a pro forma basis, (x) the Limited Partner and its Subsidiaries would have been in compliance with the covenants contained in Sections 6.10 through 6.12 of this Agreement as of the end of the most recently completed fiscal quarter for which financial statements have been delivered pursuant to Section 5.06, and (y) the Senior Leverage Ratio shall not be greater than 3.25 to 1.00; and
(n)    Investments by the Borrower, any of its Subsidiaries or any Holdco Entity in the Osage JV made in cash and/or other Property of the Borrower, any of its Subsidiaries or any Holdco Entity; provided that (i) the Borrower has cash, Liquid Investments and availability under this Agreement of at least $25,000,000 and (ii) after giving effect to such Investment on a pro forma basis, (x) the Limited Partner and its Subsidiaries would have been in compliance with the covenants contained in Sections 6.10 through 6.12 of this Agreement as of the end of the most recently completed fiscal quarter for which financial statements have been delivered pursuant to Section 5.06, and (y) the Senior Leverage Ratio shall not be greater than 3.25 to 1.00.”

(p)    The following new Section 6.18 is added to the Credit Agreement to read in its entirety as follows:

“Section 6.18 Frontier JV Holdco. So long as the Administrative Agent and the Lenders shall not have an Acceptable Security Interest in the Equity Interests of the Frontier JV owned by the Frontier JV Holdco: (a) the Frontier JV Holdco shall not own any material assets other than such Equity Interests in the Frontier JV, (b) the Frontier JV Holdco shall not engage in any business other than the ownership of such Equity Interests, and (c) the Frontier JV Holdco shall not sell, dispose of or otherwise transfer such Equity Interests except as permitted by Section 6.04.”
(q)    The following new Section 6.19 is added to the Credit Agreement to read in its entirety as follows:

“Section 6.19 Osage JV Holdco. So long as the Administrative Agent and the Lenders shall not have an Acceptable Security Interest in the Equity Interests of the Osage JV owned by the Osage JV Holdco: (a) the Osage JV Holdco shall not own any material assets other than such Equity Interests in the Osage JV, (b) the Osage JV Holdco shall not engage in any business other than the ownership of such Equity Interests, and (c) the Osage JV Holdco shall not sell, dispose of or otherwise transfer such Equity Interests except as permitted by Section 6.04.”
(r)    Clause (e) of Section 9.01 is deleted and the following is substituted therefor:

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“(e) amend Section 2.09, Section 2.13(a)(ii)(B), Section 8.01 or this Section 9.01”
(s)    The phrase “(OTHER THAN EXCLUDED TAXES AND TAXES GOVERNED BY SECTION 2.12) TO WHICH ANY OF THEM MAY BECOME SUBJECT RELATING TO OR ARISING OUT OF THIS AGREEMENT, INCLUDING ANY LIABILITIES, OBLIGATIONS, LOSSES, CLAIMS, EXPENSES, OR DAMAGES WHICH ARISE OUT OF OR RESULT FROM (I)” in the first sentence of Section 9.07 of the Credit Agreement is deleted and the following is substituted therefor:
“(OTHER THAN EXCLUDED TAXES AND TAXES GOVERNED BY SECTION 2.12) (COLLECTIVELY, THE “INDEMNIFIED LIABILITIES”) TO WHICH ANY OF THEM MAY BECOME SUBJECT RELATING TO OR ARISING OUT OF THIS AGREEMENT, INCLUDING ANY INDEMNIFIED LIABILITIES WHICH ARISE OUT OF OR RESULT FROM (I)”.
(t)    The phrase “AND EXPRESSLY INCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES, OR EXPENSE INCURRED BY REASON OF THE PERSON BEING INDEMNIFIED’S OWN NEGLIGENCE, BUT EXCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES OR EXPENSES WHICH ARE FOUND” in the first sentence of Section 9.07 of the Credit Agreement is deleted and the following is substituted therefor:
“AND EXPRESSLY INCLUDING ANY SUCH INDEMNIFIED LIABILITIES INCURRED BY REASON OF THE PERSON BEING INDEMNIFIED’S OWN NEGLIGENCE, BUT EXCLUDING ANY SUCH INDEMNIFIED LIABILITIES WHICH ARE FOUND    “.
(u)    Clause (a) of Section 9.20(a) of the Credit Agreement is deleted and the following is substituted therefor:
“(a) to its Affiliates, to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors, representatives, rating agencies, market data collectors and to any credit insurance provider relating to Borrower and the Obligations (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential)”
(v)    The following new Section 9.22 is added to the Credit Agreement to read in its entirety as follows:
“Section 9.22 No Fiduciary Duty. Each Lender and their Affiliates (collectively, solely for purposes of this Section 9.22, the “Lenders”), may have economic interests that conflict with those of the Loan Parties and their respective Subsidiaries, their equityholders and/or their Affiliates. Each Loan Party, for itself and on behalf of its Subsidiaries, agrees that nothing in this Agreement or the other Credit Documents will be deemed to create an advisory, fiduciary or agency

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relationship or fiduciary or other implied duty between any Lender, on the one hand, and any Loan Party or its Subsidiaries, their equityholders or their Affiliates, on the other. Each Loan Party, for itself and on behalf of its Subsidiaries, acknowledges and agrees that (i) the transactions contemplated by the Credit Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties and their Subsidiaries, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Loan Party or its Subsidiaries, their equityholders or their Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party or its Subsidiaries, their equityholders or their Affiliates on other matters) or any other obligation to any Loan Party or any of its Subsidiaries except the obligations expressly set forth in the Credit Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Loan Party or any of its Subsidiaries, their officers, equityholders, creditors or any other Person. Each Loan Party, for itself and its Subsidiaries, acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Loan Party, for itself and its Subsidiaries, agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Loan Party or Subsidiary, in connection with such transaction or the process leading thereto.
(w)    The following new Section 9.23 is added to the Credit Agreement to read in its entirety as follows:
“Section 9.23 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)the effects of any Bail-in Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;

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(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”
(x)    Schedule 1.01(a) – Commitments - which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 1.01(a) that is attached hereto.
(y)    Schedule 1.01(b) – Notice Addresses and Applicable Lending Offices - which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 1.01(b) that is attached hereto.

(z)    Schedule 1.01(d) – Guarantors - which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 1.01(d) that is attached hereto.

(aa)    Schedule 4.01 – Subsidiaries - which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 4.01 that is attached hereto.

(bb)    Schedule 6.06 – Existing Investment - which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 6.06 that is attached hereto.

ARTICLE IV
AGREEMENTS
Section 4.01    Commitments. Each Existing Lender and each New Lender hereby acknowledges and confirms that, as of the date hereof and after giving effect to this Agreement its respective Commitment is as set forth next to its name on Schedule 1.01(a) attached hereto.
Section 4.02    Breakage Costs. If, as a result of the increase in the aggregate Commitments effected hereby, any Lender incurs any losses, out-of-pocket costs or expenses as a result of any payment of Eurodollar Rate Advances prior to the last day of the Interest Period applicable thereto (whether by the Borrower or as a result of the reallocation of the outstandings of the Eurodollar Rate Advances under the Credit Agreement due to the changes in the Lenders’ Pro Rata Share resulting from the non-pro rata increases in the Commitments and the joinder of New Lenders into the Credit Agreement) and such Lender makes a request for compensation pursuant to Section 2.10 of the Credit Agreement, the Borrower shall, within ten (10) days of any written demand sent by such Lender to the Borrower through the Administrative Agent, pay to the Administrative Agent for the account of such Lender any amounts required under Section 2.10 of the Credit Agreement to compensate such Lender for such losses, out-of-pocket costs or expenses which it may reasonably incur as a result of such payment or reallocation, including, without limitation, any loss (including

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loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advances.
Section 4.03    Fees. On the Effective Date, the Borrower shall pay to the Administrative Agent for the account of each Existing Lender increasing its Commitment pursuant to this Agreement an upfront fee equal to sixty-two and one half (62.5) basis points (0.625%) of the amount by which such Existing Lender’s Commitment (less any decrease in the Commitments of any Affiliate of such Existing Lender) exceeds its Commitment in effect immediately prior to the Effective Date. On the Effective Date, the Borrower shall pay to the Administrative Agent for the account of each New Lender committing to a Commitment an upfront fee equal to sixty-two and one half (62.5) basis points (0.625%) of its Commitment (less any decrease in the Commitment of any Affiliate of such New Lender). On the Effective Date, such fees shall be non-refundable and deemed to be fully earned when paid.
ARTICLE V
REPRESENTATIONS AND WARRANTIES
Section 5.01    Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Credit Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation or warranty qualified by “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the partnership power and authority of the Borrower and have been duly authorized by appropriate partnership action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by the Borrower in connection with the execution, delivery and performance of this Agreement by the Borrower or the validity and enforceability of this Agreement against the Borrower; and (f) the Liens under the Security Documents are valid and subsisting and secure Borrower’s obligations under the Credit Documents.
Section 5.02    Guarantors’ Representations and Warranties. Each Guarantor represents and warrants that: (a) the representations and warranties of such Guarantor contained in the Guaranty and the representations and warranties contained in the other Credit Documents to which such Guarantor is a party are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) no Default has occurred which is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate or other organizational power and authority of such Guarantor and have been duly authorized by appropriate action and proceedings; (d) this Agreement

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constitutes the legal, valid, and binding obligation of such Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by such Guarantor in connection with the execution, delivery or performance of this Agreement by such Guarantor or the validity and enforceability of this Agreement against such Guarantor; (f) to its knowledge, it has no defenses to the enforcement of the Guaranty (other than the indefeasible payment in full of the Obligations); and (g) the Liens under the Security Documents to which such Guarantor is a party are valid and subsisting and secure such Guarantor’s obligations under the Credit Documents.
ARTICLE VI
CONDITIONS
The Credit Agreement shall be amended as provided herein, upon the date all of the following conditions precedent have been met (the “Effective Date”):
Section 6.01    Documents. The Administrative Agent shall have received each of the following:
(a)    this Agreement duly and validly executed and delivered by the Borrower, the Guarantors, the Administrative Agent and the Majority Lenders; provided that each New Lender shall deliver a counterpart to this Agreement;
(b)    the Amendment No. 5 Fee Letter;
(c)    a replacement Note for each Existing Lender which increased its Commitment pursuant to this Agreement and a new Note to each New Lender, in each case, in the amount of their respective Commitment after giving effect to this Agreement;
(d)    favorable opinions of the Borrower’s and Guarantors’ counsel dated as of the date of this Agreement in form and substance satisfactory to the Administrative Agent related to this Agreement; and
(e)    a secretary’s or a Responsible Officer’s certificate for the Borrower dated the date hereof and certifying copies of the resolutions of the board of directors of the General Partner authorizing this Agreement and the increase in the aggregate Commitment effected hereby.
Section 6.02    No Default. No Default shall have occurred which is continuing as of the Effective Date.
Section 6.03    Fees and Expenses. The Borrower shall have paid or reimbursed the Administrative Agent for (a) all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Agreement and the increase in the aggregate Commitment effected hereby, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of the Administrative Agent’s

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outside legal counsel, in each case, pursuant to all invoices of the Administrative Agent and/or such counsel presented to the Borrower for payment not less than two (2) days prior to the Effective Date, (b) all fees required to be paid under the fee letter referenced in Section 6.01(b) above, and (c) all upfront fees required to be paid under Section 4.03 above.
ARTICLE VII
MISCELLANEOUS
Section 7.01    Effect on Credit Documents; Acknowledgements.
(a)     Each of the Borrower, the Guarantors, Administrative Agent, the Issuing Banks, and the Majority Lenders does hereby adopt, ratify, and confirm the Credit Agreement and each other Credit Document, as amended hereby, and acknowledges and agrees that the Credit Agreement and each other Credit Document, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement and the other Credit Documents are not impaired in any respect by this Agreement.
(b)    From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean such Credit Agreement and such Credit Documents as amended by this Agreement.
(c)    This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement, subject to all applicable cure or grace periods provided for under the Credit Agreement.
(d)    In connection with this Agreement, amendments to the Mortgages where deemed reasonably necessary or advisable by the Administrative Agent shall be executed and delivered to the Administrative Agent or its counsel no later than 30 days after the Amendment No. 5 Effective Date (as such date may be extended by the Administrative Agent in its sole discretion). Borrower’s failure to comply with the foregoing post-delivery requirement shall be an Event of Default under Section 7.01(c)(ii) of the Credit Agreement, subject to thirty day cure or grace period provided for therein.
Section 7.02    Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Credit Documents (other than the Guaranty or any other Credit Document to which such Guarantor is a party).

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Section 7.03    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature or other electronic transmission and all such signatures shall be effective as originals.
Section 7.04    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 7.05    Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.
Section 7.06    Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by, construed and enforced in accordance with the laws of the State of Texas. Without limiting the intent of the parties set forth above, (a) Texas Finance Code Chapter 346 (which regulates certain revolving loan accounts and revolving tri-party accounts), shall not apply to this Agreement or the transactions contemplated hereby and (b) to the extent that any Lender may be subject to Texas law limiting the amount of interest payable for its account, such Lender shall utilize the indicated (weekly) rate ceiling from time to time in effect as provided under Texas Finance Code, §303.002, as limited by Texas Finance Code §303.009.
Section 7.07    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[The remainder of this page has been left blank intentionally.]

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EXECUTED to be effective as of the date first above written.

BORROWER: HOLLY ENERGY PARTNERS - OPERATING, L.P., a Delaware limited partnership

By:	HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By:	Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Stephen D. Wise
Stephen D. Wise Vice President and Treasurer

Signature Page 1
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GUARANTORS:

HEP PIPELINE GP, L.L.C., a Delaware
   limited liability company
HEP REFINING GP, L.L.C., a Delaware
   limited liability company
HEP MOUNTAIN HOME, L.L.C., a Delaware
   limited liability company
HEP PIPELINE, L.L.C., a Delaware
   limited liability company
HEP REFINING, L.L.C., a Delaware
   limited liability company
HEP WOODS CROSS, L.L.C., a Delaware
   limited liability company
HEP TULSA LLC, a Delaware
   limited liability company
LOVINGTON-ARTESIA, L.L.C., a Delaware
   limited liability company
HEP SLC, LLC, a Delaware
   limited liability company
ROADRUNNER PIPELINE, L.L.C., a Delaware
   limited liability company

Each by:	Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole Member

By:	HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By:	Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

Signature Page 2
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HEP NAVAJO SOUTHERN, L.P., a Delaware limited partnership HEP PIPELINE ASSETS, LIMITED PARTNERSHIP, a Delaware limited partnership HEP FIN-TEX/TRUST-RIVER, L.P., a Texas limited partnership

Each by:	HEP Pipeline GP, L.L.C., a Delaware limited liability company and its General Partner

By:	Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole Member

By:	HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By:	Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

Signature Page 3
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HEP REFINING ASSETS, L.P., a Delaware limited partnership

By:	HEP Refining GP, L.L.C., a Delaware limited liability company and its General Partner

By:	Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole Member

By:	HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By:	Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

HEP LOGISTICS GP, L.L.C., a Delaware limited liability company

By:	Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

Signature Page 4
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HOLLY ENERGY PARTNERS, L.P., a Delaware limited partnership

By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

HOLLY ENERGY FINANCE CORP., a Delaware corporation

By:	/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

HOLLY ENERGY STORAGE - LOVINGTON LLC, a Delaware limited liability company

By:	HEP Refining, L.L.C., a Delaware limited liability company and its Sole Member

By:	Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole Member

By:	HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By:	Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

Signature Page 5
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CHEYENNE LOGISTICS LLC, a Delaware
   limited liability company
EL DORADO LOGISTICS LLC, a Delaware
   limited liability company
HEP UNEV HOLDINGS LLC, a Delaware limited liability company
HEP UNEV PIPELINE LLC, a Delaware limited liability company
HEP EL DORADO LLC, a Delaware limited liability company
EL DORADO OPERATING LLC, a Delaware limited liability company
HEP CASPER SLC LLC, a Delaware limited liability company
EL DORADO OSAGE LLC, a Delaware limited liability company

By:	/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

Signature Page 6
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ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent

By:	/s/ Dalton Harris
Name:	Dalton Harris
Title:	Vice President

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender and an Issuing Bank

By:	/s/ Dalton Harris
Name:	Dalton Harris
Title:	Vice President

Signature Page 7
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MUFG UNION BANK, N.A., as a Lender and Syndication Agent

By:	/s/ Brian Hawk
Name:	Brian Hawk
Title:	Vice President

Signature Page 8
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COMPASS BANK, as a Lender and a Co-Documentation Agent

By:	/s/ Blake Kirshman
Name:	Blake Kirshman
Title:	Senior Vice President

Signature Page 9
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U.S. BANK NATIONAL ASSOCIATION, as a Lender and a Co-Documentation Agent

By:	/s/ Todd S. Anderson
Name:	Todd S. Anderson
Title:	Vice President

Signature Page 10
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BANK OF AMERICA, N.A. , as a Lender and a Co-Documentation Agent

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Director

Signature Page 11
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CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nancy Mak
Name:	Nancy Mak
Title:	Senior Vice President

Signature Page 12
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COMERICA BANK, as a Lender

By:	/s/ Kyle J. Weiss
Name:	Kyle J. Weiss
Title:	Vice President

Signature Page 13
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SUNTRUST BANK, as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

Signature Page 14
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UBS AG STAMFORD BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page 15
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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ M. Colin Warman
Name:	M. Colin Warman
Title:	Senior Vice President

Signature Page 16
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CITIBANK, N.A., as a Lender and a Co-Documentation Agent

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

Signature Page 17
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CIT BANK, N.A., as a Lender

By:	/s/ Joseph Gyurndall
Name:	Joseph Gyurndall
Title:	Director

Signature Page 18
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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:
Name:
Title:

Signature Page 19
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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Chris Chapman
Name:	Chris Chapman
Title:	Director

By:	/s/ Shai Bandner
Name:	Shai Bandner
Title:	Vice President

Signature Page 20
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FROST BANK, as a Lender

By:	/s/ Lane Dodds
Name:	Lane Dodds
Title:	Senior Vice President

Signature Page 21
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JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

Signature Page 22
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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Authorized Signatory

Signature Page 23
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SANTANDER BANK, NA, as a Lender

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

By:	/s/ Kel Christensen
Name:	Kel Christensen
Title:	Senior Vice President

Signature Page 24
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SUMITOMO MITSUI BANKING CORPORATION, NY BRANCH, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Signature Page 25
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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

SCOTIABANC INC., as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

Signature Page 26
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TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Rayan Karim
Name:	Rayan Karim
Title:	Authorized Signatory

Signature Page 27
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FIFTH THIRD BANK, as a Lender

By:	/s/ Larry Hayes
Name:	Larry Hayes
Title:	Director

Signature Page 28
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BNP PARIBAS, as a Lender

By:	/s/ Joe Onischuk
Name:	Joe Onischuk
Title:	Managing Director

By:	/s/ Reginald Crichlow
Name:	Reginald Crichlow
Title	Vice President

Signature Page 29
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CITIZENS BANK NA, as a Lender

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

Signature Page 30
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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

Signature Page 31
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SCHEDULE 1.01(a)

COMMITMENTS

Lender	Commitment

Wells Fargo Bank, National Association	$80,000,000.00
MUFG Union Bank, N.A.	$80,000,000.00
Bank of America, N.A..	$75,000,000.00
Compass Bank	$75,000,000.00
Citibank, N.A.	$75,000,000.00
U.S. Bank National Association	$75,000,000.00
Toronto Dominion (New York) LLC	$70,000,000.00
CIT Bank, N.A.	$60,000,000.00
BNP Paribas	$50,000,000.00
Citizens Bank NA	$50,000,000.00
SunTrust Bank	$50,000,000.00
Capital One, National Association	$47,500,000.00
Sumitomo Mitsui Banking Corporation, NY Branch	$45,000,000.00
The Bank of Nova Scotia	$25,000,000.00
UBS AG Stamford Branch	$37,500,000.00
Comerica Bank	$35,000,000.00
Fifth Third Bank	$35,000,000.00
Frost Bank	$35,000,000.00
PNC Bank, National Association	$35,000,000.00
Credit Suisse AG, Cayman Islands Branch	$30,000,000.00
Santander Bank, NA	$30,000,000.00
Deutsche Bank Trust Company Americas	$25,000,000.00
Goldman Sachs Bank USA	$25,000,000.00
JPMorgan Chase Bank, N.A.	$20,000,000.00
Morgan Stanley Bank, N.A.	$20,000,000.00
Scotiabanc Inc.	$15,000,000.00

TOTAL	$1,200,000,00.00

Schedule 1.01(a)
Amendment No. 5
Holly Energy Partners - Operating, L.P.
Credit Agreement

SCHEDULE 1.01(b)

NOTICE ADDRESSES AND APPLICABLE LENDING OFFICES

Borrower:	Office:

Holly Energy Partners - Operating, L.P.	Address for Notices: 2828 N. Harwood, Suite 1300 Dallas, TX 75201 Telecopier Number: (214) 237-3051 Attention: Stephen D. Wise

Administrative Agent:	Applicable Lending Offices:

Wells Fargo Bank, National Association	Address for Notices: 1525 West WT Harris Blvd. Charlotte, NC 28262 Telecopier Number: (704) 590-2782 Telephone Number: (704) 590-2779 Attention: Erika Myers

Lenders:	Applicable Lending Offices:

Wells Fargo Bank, National Association
U.S. Domestic Lending Office:
1000 Louisiana, 9th Floor
Houston, TX 77002

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 319-1832
Attention: Betsy Jocher

MUFG Union Bank, N.A.
U.S. Domestic Lending Office:
445 South Figueroa Street, 15th Floor
Los Angeles, California 90071

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: 213-236-6823
Attention: Don Smith

Schedule 1.01(b) Page 1
Amendment No.5
Holly Energy Partners
Operating, L.P. Credit Agreement

Compass Bank
U.S. Domestic Lending Office:
2200 Post Oak Blvd., 21st Floor
Houston, Texas 77056

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: 713-499-8722
Attention: Blake Kirshman

U.S. Bank National Association
U.S. Domestic Lending Office:
950 17th Street DN-CO-T8E
Denver, CO 80202

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
555 SW Oak, PDORP7LS
Portland, OR 97208

Telecopier Number: (303) 585-4362
Attention: Monte Deckerd

Bank of America, N.A.
U.S. Domestic Lending Office:
901 Main St.
Dallas, TX 75202-3714

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 247-7286
Attention: Ron McKaig

Capital One, National Association
U.S. Domestic Lending Office:
1000 Louisiana Street, Suite 2950
Houston, TX 77002

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 650-4930
Attention: Michael Higgins

Schedule 1.01(b) Page 2
Amendment No.5
Holly Energy Partners
Operating, L.P. Credit Agreement

Comerica Bank
U.S. Domestic Lending Office:
1717 Main Street
Dallas, TX 75201

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (214)-462-4240
Attention: Kyle Weiss

SunTrust Bank
U.S. Domestic Lending Office:
3333 Peachtree Street, 8th Floor
Atlanta, Georgia 30326

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (404)-439-7455
Attention: Carmen Malizia

UBS AG Stamford Branch
U.S. Domestic Lending Office:
677 Washington Blvd.
Stamford, CT 06901

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (203)-719-3888
Attention: Banking Products Services

PNC Bank, National Association
U.S. Domestic Lending Office:
Two Tower Center Blvd., 21st Floor
East Brunswick, NJ 08816

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (214)-871-2015
Attention: Andrew Bae

Schedule 1.01(b) Page 3
Amendment No.5
Holly Energy Partners
Operating, L.P. Credit Agreement

Citibank, N.A.
U.S. Domestic Lending Office:
1615 Brett Road, Building III
New Castle, DE 19720

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (212) 994-0847
Attention: GLOriginationOps

CIT Bank
U.S. Domestic Lending Office:
11 West 42nd Street
New York, New York 10036

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (212) 771-6023
Attention: Michael Cerniglia

Credit Suisse AG, Cayman Islands Branch
U.S. Domestic Lending Office:
Eleven Madison Ave.
New York, New York 10010

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (646) 935-8518
Attention: Mikhail Faybusovich

Deutsche Bank Trust Company Americas
U.S. Domestic Lending Office:
60 Wall Street
New York, New York 10005-2858

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (212) 507-3620
Attention: Kevin Chichester

Schedule 1.01(b) Page 4
Amendment No.5
Holly Energy Partners
Operating, L.P. Credit Agreement

Frost Bank
U.S. Domestic Lending Office:
100 W. Houston Street, #RB-2
San Antonio, Texas 78205

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 388-7607
Attention: Lane Dodds

JPMorgan Chase Bank, N.A.
U.S. Domestic Lending Office:
712 Main Street, 12th Floor, Central, MC TS2-NO86
Houston, Texas 77002

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 216-8870
Attention: Debra Hrelja

Morgan Stanley Bank, N.A.
U.S. Domestic Lending Office:
Morgan Stanley Loan Servicing
1300 Thames Street Wharf, 4th floor
Baltimore, MD 21231
Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: 718-233-2140
Tel: 443-627-4335
msloanservicing@morganstanley.com

Santander Bank, NA
U.S. Domestic Lending Office:
45 East 53rd Street, 10th Floor
New York, New York 10022

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (212) 297-2927
Attention: Brian Curran/Aidan Lanigan

Schedule 1.01(b) Page 5
Amendment No.5
Holly Energy Partners
Operating, L.P. Credit Agreement

Sumitomo Mitsui Banking Corporation, NY Branch
U.S. Domestic Lending Office:
277 Park Avenue
New York, New York 10172
Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 277-3555
Attention: Luis Vaca

Toronto Dominion (New York) LLC
U.S. Domestic Lending Office:
31 West 52nd Street
New York, New York 10019-6101

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 653-8221
Attention: Jonathan Schwartz

The Bank of Nova Scotia Scotiabanc Inc.
U.S. Domestic Lending Office:
711 Louisiana Street, Suite 1400
Houston, Texas 77002

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 752-2425
Attention: John Frazell

Fifth Third Bank
U.S. Domestic Lending Office:
1001 Fannin, Suite 4750
Houston, Texas 77002

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 658-0078
Attention:   Larry Hayes

Schedule 1.01(b) Page 6
Amendment No.5
Holly Energy Partners
Operating, L.P. Credit Agreement

BNP Paribas
U.S. Domestic Lending Office:
787 Seventh Avenue
New York, New York 10019

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (212) 841-2236 (phone)
Attention: Joe Onischuk

Citizens Bank NA
U.S. Domestic Lending Office:
600 Travis Street, Suite 6515
Houston, Texas 77002

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number (713) 221-2410 (phone)
Attention: John Corley

Goldman Sachs Bank USA
U.S. Domestic Lending Office:
200 West Street
New York, New York 10282

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (917) 977-3966
Attention: Michelle Latzoni

Schedule 1.01(b) Page 7
Amendment No.5
Holly Energy Partners
Operating, L.P. Credit Agreement

SCHEDULE 1.01(d)
GUARANTORS

Guarantor	Ownership
Holly Energy Partners, L.P.	HEP Logistics Holdings, L.P. - 2% general partner interest Parent and its Affiliates – 37.4% in common units Publicly owned - 60.6% in common units
Holly Energy Finance Corp.	Holly Energy Partners, L.P. – 100%
HEP Logistics GP, L.L.C.	Holly Energy Partners, L.P. – 100%
HEP Pipeline GP, L.L.C.	Borrower – 100%
HEP Refining GP, L.L.C.	Borrower – 100%
HEP Mountain Home, L.L.C.	Borrower – 100%
HEP Pipeline, L.L.C.	Borrower – 100%
HEP Refining, L.L.C.	Borrower – 100%
HEP Woods Cross, L.L.C.	Borrower – 100%
HEP Navajo Southern, L.P.	Borrower - 99.999% HEP Pipeline GP, L.L.C. - 0.001%
HEP Pipeline Assets, Limited Partnership	Borrower - 99.999% HEP Pipeline GP, L.L.C. - 0.001%
HEP Fin-Tex/Trust River, L.P.	Borrower - 99.999% HEP Pipeline GP, L.L.C. - 0.001%
HEP Refining Assets, L.P.	Borrower - 99.999% HEP Refining GP, L.L.C.- 0.001%
Holly Energy Storage – Lovington LLC	HEP Refining, L.L.C. – 100%
HEP Tulsa LLC	Borrower – 100%
Lovington-Artesia, L.L.C.	Borrower – 100%
HEP SLC, LLC	Borrower – 100%
Roadrunner Pipeline, L.L.C.	Borrower – 100%
Cheyenne Logistics LLC	Borrower – 100%
El Dorado Logistics LLC	Borrower – 100%

Schedule 1.01(d) Page 1
Amendment No. 5
Holly Energy Partners
Operating, L.P. Credit Agreement

HEP UNEV Holdings LLC	Holly Energy Partners, L.P. – 100%
HEP UNEV Pipeline LLC	HEP UNEV Holdings LLC – 100%
HEP Casper SLC LLC	Borrower – 100%
HEP El Dorado LLC	El Dorado Logistics LLC – 100%
El Dorado Operating LLC	Borrower – 100%
El Dorado Osage LLC	Borrower – 100%

Schedule 1.01(d) Page 2
Amendment No. 5
Holly Energy Partners
Operating, L.P. Credit Agreement

SCHEDULE 4.01
SUBSIDIARIES

Name of Subsidiary	Ownership	Jurisdiction of Formation
HEP Pipeline GP, L.L.C.	Borrower – 100%	Delaware
HEP Refining GP, L.L.C.	Borrower – 100%	Delaware
HEP Mountain Home, L.L.C.	Borrower – 100%	Delaware
HEP Pipeline, L.L.C.	Borrower – 100%	Delaware
HEP Refining, L.L.C.	Borrower – 100%	Delaware
HEP Woods Cross, L.L.C.	Borrower – 100%	Delaware
HEP Navajo Southern, L.P.	99.999% - Borrower 0.001% - HEP Pipeline GP, L.L.C.	Delaware
HEP Pipeline Assets, Limited Partnership	99.999% - Borrower 0.001% - HEP Pipeline GP, L.L.C.	Delaware
HEP Fin-Tex/Trust River, L.P.	99.999% - Borrower 0.001% - HEP Pipeline GP, L.L.C.	Texas
HEP Refining Assets, L.P.	99.999% - Borrower 0.001% - HEP Refining GP, L.L.C.	Delaware
Holly Energy Storage – Lovington LLC	HEP Refining, L.L.C. – 100%	Delaware
HEP Tulsa LLC	Borrower – 100%	Delaware
Lovington-Artesia, L.L.C.	Borrower – 100%	Delaware
HEP SLC, LLC	Borrower – 100%	Delaware
Roadrunner Pipeline, L.L.C.	Borrower – 100%	Delaware
Cheyenne Logistics LLC	Borrower – 100%	Delaware
El Dorado Logistics LLC	Borrower – 100%	Delaware
HEP Casper SLC LLC	Borrower – 100%	Delaware
El Dorado Operating LLC	Borrower – 100%	Delaware
HEP El Dorado LLC	El Dorado Logistics LLC – 100%	Delaware
El Dorado Osage LLC	Borrower – 100%	Delaware

Schedule 4.01 Page 1
Amendment No .5
Holly Energy Partners
Operating, L.P. Credit Agreement

SCHEDULE 6.06
EXISTING INVESTMENTS
Investments in SLC Pipeline LLC.
Investments in UNEV Parent/Holdco, UNEV JV and the UNEV Project.
Investments in Plains Holdco, Plains JV and the Plains Project.
Investments in the Joint Venture.
Investments in the Frontier Holdco, the Frontier JV and the Frontier Pipeline.
Investments in the Osage Holdco, the Osage JV and the Osage Pipeline.

Schedule 6.06 Page 1
Amendment No. 5
Holly Energy Partners
Operating, L.P. Credit Agreement